Fourth Quarter 2010 Financial Review January 18, 2011 Comerica Incorporated Exhibit 99.2

Safe Harbor Statement
Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of
1995. Words such as "anticipates," "believes," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position,"
"target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "outcome," "continue," "remain," "maintain," "trend," "objective" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica’s management based on information known to Comerica’s management as of the date of this news release and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of
Comerica’s management for future or past operations, products or services, and forecasts of Comerica’s revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica’s management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica’s actual results could differ materially from those discussed.  Factors that could cause or contribute to such differences are further economic downturns, changes in the pace of an economic recovery and related changes in employment levels, changes in real estate values, fuel prices, energy costs or other events that could affect customer income levels or general economic conditions, the effects of recently enacted legislation, actions taken by or proposed by the U.S. Department of Treasury, the Board of
Governors of the Federal Reserve System, the Texas Department of Banking and the Federal Deposit Insurance Corporation, legislation or regulations enacted in the future, and the impact and expiration of such legislation and regulatory actions, the effects of war and other armed conflicts or acts of terrorism, the effects of natural disasters including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts  and floods, the disruption of private or public utilities, the implementation of Comerica’s strategies and business models, management’s ability to maintain and expand customer relationships, changes in customer borrowing, repayment, investment and deposit practices, management’s ability to retain key officers and employees, changes in the accounting treatment of any particular item, the impact of regulatory examinations, declines or other changes in the businesses or industries in which Comerica has a concentration of loans, including, but not limited to, the automotive production industry and the real estate business lines, the anticipated performance of any new banking centers, the entry of new competitors in Comerica’s markets, changes in the level of fee income, changes in applicable laws and regulations, including those concerning taxes, banking, securities and insurance, changes in trade, monetary and fiscal policies, including the interest rate policies of the Board of Governors of the Federal Reserve System, fluctuations in inflation or interest rates, changes in general economic, political or industry conditions and related credit and market conditions, the interdependence of financial service companies and adverse conditions in the stock market. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A.
Risk Factors” beginning on page 11 of Comerica’s Annual Report on Form 10-K for the year ended December 31, 2009, “Item 1A. Risk Factors”
beginning on page 67 of Comerica’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, “Item 1A. Risk Factors” beginning on page 71 of Comerica’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2010 and “Item 1A. Risk Factors” beginning on page 72 of Comerica’s
Quarterly Report on Form 10-Q for the quarter ended September 30, 2010. Forward-looking statements speak only as of the date they are made.
Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Financial Results
$ in millions, except per share data
1
Estimated
2
Excludes trust preferred securities, fully redeemed on 10/1/10
3
See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures
1,640
789
480
3.24%
1,646
0.88
153
123
$277
FY10
134
_ _
Preferred stock dividends to U.S. Treasury
10.54%
10.08%
1
437
215
57
3.29%
405
0.53
95
$96
4Q10
9.96%
2
Tier 1 capital ratio
(118) 59 Net income (loss) attributable to common
shares
1,650 402 Noninterest expenses
10.39% Tangible common equity ratio
3
1,050 186 Noninterest income
1,082 122 Provision for loan losses
2.72% 3.23% Net interest margin
1,567 404 Net interest income
(0.79) 0.33 Diluted income (loss) per common share
$17 $59 Net income
FY09 3Q10

Fourth Quarter 2010 Highlights
Analysis of 4Q10 compared to 3Q10
1
Inflow to nonaccrual loans with book balances greater than $2 million
2
Watch list: generally consistent with regulatory defined special mention, substandard and doubtful loans
3
See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures
Broad-based improvement in credit quality continues
• Net credit related charge-offs declined $19 million to $113 million
• Nonperforming assets declined $76 million
• Inflow to nonaccrual
1
slowed by $114 million, to $180 million
• Watch list loans declined $629 million, to $5,542 million
2
• Provision for loan losses declined $65 million to $57 million
Period-end loan outstandings were stable with Commercial loans increasing $713 million or 3%
• Average loans increased $229 million, excluding $332 million decrease in
Commercial Real Estate line of business
Average core deposits increased $1.1 billion
• Average noninterest bearing deposits increased $687 million
Revenue increased 5%
• Strong fee income generation
Net interest margin increased 6 basis points to 3.29%
Capital ratios remain solid
• Tangible common equity ratio
3
of 10.54%
• Fully redeemed trust preferred securities on October 1, 2010

Commercial Loan Growth
Increases in:
• National Dealer Services $276MM
• Mortgage Banker Finance $158MM
• Energy $73MM
Average balances in $ millions
1
CRE: Owner-occupied and Commercial Real Estate line of business construction and mortgage loans
2
4Q10 compared to 3Q10
Decreases in:
• Commercial Real Estate line of
business ($332MM)
• Middle Market ($178MM)
• Small Business Banking ($72MM)
3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
Total Loans
44,782 42,753 41,313 40,672 40,102 39,999
Q-Q Change
(2,029) (1,440) (641) (570) (103)
Commerical
23,401 21,971 21,015 20,910 20,967 21,464
Q-Q Change
(1,430) (956) (105) 57 497
CRE
14,392 14,096 13,773 13,359 12,882 12,336
Q-Q Change
(296) (323) (414) (477) (546)
Average loan outstandings included
2
:
Balance Sheet
Lines of Business
1

$0
$10
$20
$30
$40
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
Core Deposits Increased
Average Core Deposits
$ in billions; 4Q10 vs 3Q10
1
Core deposits exclude Institutional CDs, Retail Brokered CDs and foreign office time deposits
Total average core deposits
1
of
$39.9B, a $1.1B increase primarily
due to:
Noninterest-bearing deposits increased
$687MM
Money market and NOW deposits
increased $621MM
Customer CDs decreased $206MM
Total avg. core deposits:
Increased in:
• Middle Market $442MM
• Small Business $296MM
• Technology & Life Sciences $152MM
• Wealth Management $124MM
• Financial Services Division $56MM
Decreased in:
Commercial Real Estate ($47MM)
Noninterest-bearing Interest-bearing

3.29%
3.23%
3.28%
3.18%
2.94%
2.68%
2.25%
2.50%
2.75%
3.00%
3.25%
3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
Net Interest Margin Improves
Excess liquidity position
2
:
4Q10 average $1.8B, down from
$3.0B in 3Q10
12/31/10 period end $1.3B
Negative impact on 4Q10 margin was
approximately 12 basis points
1
4Q10 vs. 3Q10
2
Excess liquidity represented by average deposits held at the Federal Reserve Bank.  See Supplemental Financial Data slide for reconciliation of non-GAAP financial measures.
Net interest margin increased six
basis points to 3.29% reflecting
1
:
+ Decline in excess liquidity
+ Redemption of higher-cost Trust
Preferred securities (TruPS)
- Decrease in yields on mortgage-
backed securities

A Leaner, More Efficient Company
6,000
8,000
10,000
12,000
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Workforce Reductions
1
4Q10 vs. 3Q10
2
Offset by increase in deferred compensation asset returns in noninterest income
Noninterest expenses
1
:
Salaries expense increased:
• $10MM increase in incentives
as a result of improved financial
performance and rankings
relative to peers
• $6MM increase in Deferred
Compensation
2
• $3MM increase in Severance
Trust preferred securities
redemption charge of $5MM

$ in millions
Credit Quality Positive Trends Continued
$1,292
3.06%
$1,251
3.06%
$1,214
2.98%
$1,311
3.24%
$1,235
3.06%
Nonperforming assets
to total loans & foreclosed property
$266 $245 $199 $294 $180 Nonperforming assets inflow
$111 $89 $93 $120 $112 Foreclosed property
$101 $83 $115 $104 $62 Loans past due 90 days or more
and still accruing
$7,730 $7,502 $6,651 $6,171 $5,542 Total Watch list loans
$57
$113
1.13%
4Q10
$122
$132
1.32%
3Q10
$126
$146
1.44%
2Q10
$256 $175 Provision for Loan Losses
$173
1.68%
1Q10
$225
2.10%
4Q09
Net credit-related charge-offs
to average total loans
We believe we will continue to see improving credit quality reflecting positive migration trends with some variability quarter to quarter

108
91
62
86
36
60
40
140
148
162
87
110
73
72
$0
$100
$200
$300
2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
Positive trends in credit quality
resulted in significant decline in
the provision for loan losses
Allowance for credit losses of
$936MM
• Decreased $59MM, reflecting
the positive trend in all credit
metrics, particularly the watch list
• Allowance for loan losses to total
loans 2.24%
• Allowance for loan losses to
nonperforming loans of 80%
Recoveries of $27MM, an
increase of $14MM
Loan Sales of $70MM, an
increase of $51MM
Provision for Loan Losses
Provision and Net Charge-offs
$ in millions; 4Q10 vs 3Q10
Credit Quality Positive Trends Continued
CRE Net Charge-Offs Non CRE Net Charge-Offs
312
311
256
175
126
122
57

Specialty
Businesses
$73MM
Small Business
$111MM
Other
$132MM
Middle
Market
$287MM
Commercial
Real Estate
$449MM
Global Corp
Banking
$28MM
$ in millions (MM); 4Q10 vs. 3Q10
Nonperforming Assets Declined
Nonperforming Assets of $1,235MM
included:
Nonaccrual loans decreased $83MM
• Commercial Real Estate decreased
$80MM
• Specialty Businesses decreased $14MM
$43MM Troubled Debt Restructurings
Foreclosed Property decreased $8MM
to $112MM
Average carrying value of nonaccrual
loans 54% (46% write-down)
Accruing Troubled Debt
Restructurings total $44MM
No nonaccrual loans Held-For-Sale
December 31, 2010
Nonaccrual Loans $1,080 million
By Line of Business

Expect variability
in credit metrics
with a general
improving trend
108
91
62
86
36
40
60
$0
$20
$40
$60
$80
$100
$120
2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
Residential Commercial Not Secured by RE
3,763
4,114
4,316
4,812
5,006
5,228
4,621
$0
$1,000
$2,000
$3,000
$4,000
$5,000
2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
Residential Commercial
Commercial Real Estate Line of Business
Outstandings By
Property Type
Net Charge-offs By
Project Type
Period-end outstandings in $millions; excludes Commercial Real Estate line of business loans not secured by real estate;
Net Charge-offs $millions;
4Q10 vs. 3Q10
Commercial: Multi-Family, Retail, Office, Warehouse, Multi-use and Commercial
Charge-offs
decreased $19MM
Inflows to nonaccrual
decreased $61MM
Nonaccrual loans
decreased $80MM
Watch list loans
declined $245MM

0%
2%
4%
6%
8%
10%
12%
4Q09 1Q10 2Q10 3Q10 4Q10
Strong Capital Ratios
Tier I Common Capital Ratio
1
Peer Median
Comerica
Among the best capitalized in
peer group
Quality of capital is solid
Tier 1 made up of 100% common
equity as of 10/1/10
Fully redeemed preferred stock
issued to U.S. Treasury in 1Q10
Redeemed $500MM of 6.57%
Trust Preferreds (TruPS) on
10/01/10
Doubled quarterly common stock
dividend to $0.10 per share
Authorized share and warrant
repurchases
Strong capital supports future
growth
Source: SNL Financial
Peer Group: BBT, FITB, HBAN, KEY, MI, MTB, PNC, RF, STI, USB, ZION
1
See Supplemental Financial Data slides for reconcilements of non-GAAP financial measures; 4Q10 estimated

2011 Full-Year Outlook
1
For the full-year 2011, management expects the following compared to full-year 2010:
Average loans: low single-digit decline
• Excluding the Commercial Real Estate line of business, a low single-digit increase in average loans
• Average earning assets of $48 billion
Net interest margin similar to 2010
• Assumes no change in federal funds rate
Net credit-related charge-offs of $350 million to $400 million
• Provision for credit losses to be $150 million to $200 million
Noninterest income: low single-digit decline
• Fee income growth more than offset by impact of new regulations
Noninterest expenses: low single-digit increase
• Reflects rising benefit costs
Income tax expense
• 36% of pre-tax income less $60 million in tax benefits
Cautiously manage capital
• Commence share repurchase program that, combined with dividend payments, results in a payout ratio less than 50% of earnings
1
This outlook is provided as of January 18, 2011 and does not include any impact from the acquisition of Sterling Bancshares.
Based on a continuation of modest economic growth

Appendix

Basel III Implementation
New rules effective between 2013 and 2019; US adoption expected to occur over a similar timeframe, but the final form of the US rules is uncertain
CMA is not a mandatory Basel II bank
CMA Tier 1 Common
1
12/31/10: 10.1%
Regulatory required minimum by 2019: 7%
(4.5% minimum plus 2.5% “conservation
buffer”)
CMA has NO material impact from:
• Mortgage servicing rights
• Trust Preferreds
• Deferred tax assets
• Investments in financial institutions
Expected change in Risk Weighted Assets
not material
Higher degree of uncertainty regarding
implementation and interpretation
Will likely require more on-balance sheet
liquidity
• Possibly increase or change the mix of
the investment securities portfolio
• Continued focus on retail deposit
generation
Careful management of off-balance sheet
commitments; expect evolution of pricing
and terms of off-balance sheet commercial
commitments
Expected to be manageable given proven
ability to administer our balance sheet
Capital Requirement: Liquidity Requirement:
1
See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures
Impact on Comerica is estimated and subject to final rulemaking. Comerica may be affected by other changes due to Basel III.

Based on the two options contemplated in the draft
Fed rules, total debit card PIN ($9 million annual
revenue ) and signature-based ($31 million annual
revenue ) interchange fees in 2011 would be
reduced by $13MM - $15MM
Direct impact on client-driven energy derivatives
business ($1 million annual revenue )
As currently proposed by the FDIC, CMA expects
2011 FDIC insurance expense to remain consistent
with 2010 expense ($62 million).
As currently proposed by the FDIC, there will not be
a separate assessment for unlimited deposit
insurance coverage for this period.
Could lead to increased cost of commercial demand
deposits, depending on interplay of interest, deposit
credits, and service charges
Impacts
Allows for continued growth of CMA’s core client-
driven foreign exchange ($39 million annual
revenue ) and interest rate ($7 million annual
revenue ) derivatives business
Derivatives – Allows continued trading of
foreign exchange and interest rate derivatives;
energy, uncleared commodities and agriculture
derivatives will move to a separate subsidiary
New rule is consistent with CMA’s focus on core
deposit growth
Deposit Insurance – Changes definition of
assessment base, increases fund’s minimum
reserve ratio & permanently increases insurable
level
Could provide impetus for additional deposit
generation
TAG Extension - Provide unlimited deposit
insurance on noninterest-bearing accounts from
12/31/10 to 12/31/12
Government card programs, such as the
DirectExpress Social Security program, are exempt
Interchange Fees - Limits debit card transaction
processing fees that card issuers can charge
merchants
On October 1, 2010 fully redeemed all $500
million of Trust Preferred Securities at par
Trust Preferreds - Prohibits certain banks from
including Trust Preferreds in Tier 1 Capital
(phase out beginning 1/1/13)
Could provide impetus for additional deposit
generation
Interest on Demand Deposits - Allows interest
on commercial demand deposits (one year from
enactment)
Opportunities Key Changes
1
Dodd-Frank Wall Street Reform and Consumer Protection Act;
2
Based on 2010 full-year results
Impact on Comerica is estimated and subject to final rulemaking. Comerica may be impacted by other changes due to the financial reform legislation.
Timing of prescribed changes varies by rule.
Overall, relative impact from Financial Reform will likely be less than other major banks
Financial Reform
1
2
2
2
2
2

Business and Market Segment
Contributions to Net Income
$17
(15)
(110)
43
(48)
$147
FY 09
$277 TOTAL
16 Other
1
(234) Finance
(3) Wealth &
Institutional
Management
(31) Retail Bank
$529 Business Bank
FY 10
$ in millions
1
Includes discontinued operations and items not directly associated with the three major business segments or the Finance Division
2
Includes discontinued operations and items not directly associated with the geographic markets
$17
(125)
24
77
(23)
40
(16)
$40
FY09
100 Other Markets
(13) Florida
114 Western
$277 TOTAL
(218)
Finance and
Other
2
53 International
70 Texas
$171 Midwest
FY 10

Investment Securities Portfolio
Consists primarily of AAA
mortgage-backed Freddie
Mac and Fannie Mae
government agency
securities
• Net unrealized pre-tax gain
$55MM as of 12/31/10
• Average life of 3.4 years as
of 12/31/10
Repurchased customers’
Auction-Rate Securities in
4Q08
• Cumulative redemptions and
sales of $668MM
(4Q10 $12MM)
• Cumulative gains on
redemptions and sales of
$27MM  (4Q10 $1MM)
$ in millions (MM)
$3,500
$4,500
$5,500
$6,500
$7,500
$8,500
$9,500
$10,500
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
Average Auction-Rate Securities
Average Investment Securities Available-for-Sale
Target:
Mortgage-backed
Securities   $6.5B

Other
Markets
$3.7B 9%
Int'l
$1.5B 4%
Florida
$1.6B 4%
Midwest
$14.3B 36%
Western
$12.5B 31%
Texas
$6.4B 16%
Diverse Loan Portfolio
1
Specialty Businesses includes:  Financial Services Division, Entertainment, Energy, Leasing, Mortgage Banker Finance and
Technology and Life Sciences (TLS )
Geography based on office of origination; Midwest: MI, OH, IL;  Western: CA, AZ, NV, CO, WA;
Other Markets include markets not separately identified above in addition to businesses with a national perspective
Average 4Q10: $40.0 billion
By Geographic Market By Line of Business
Global Corp
Banking
$4.3B 11%
Commercial
Real Estate
$4.7B 12%
Middle
Market
$11.9B 30%
Nat'l Dealer
Services
$3.8B 9%
Specialty
Businesses
1
$5.3B 13%
Personal
Banking
$1.8B 4%
Small
Business
Banking
$3.4B 9%
Private
Banking
$4.8B 12%

Loans By Geographic Market
Average loans in $billions; Geography based on office of origination; Midwest: MI, OH, IL;  Western: CA, AZ, NV, CO, WA;
Other Markets include markets not separately identified above in addition to businesses with a national perspective
4Q10 3Q10 FY10 FY09
Midwest $14.3 $14.3 $14.5 $17.0
Western 12.5 12.6 12.7 14.3
Texas 6.4 6.3 6.5 7.4
Florida 1.6 1.6 1.6 1.7
Other Markets 3.7 3.8 3.7 3.9
International 1.5 1.5 1.5 1.9
TOTAL $40.0 $40.1 $40.5 $46.2

Loans by Line of Business
Average loans in $billions;
1
Specialty Businesses includes: Financial Services Division, Entertainment, Energy, Leasing, Mortgage Banker Finance, and TLS
4Q10 3Q10 FY10 FY09
Middle Market $11.9 $12.0 $12.1 $14.3
Commercial Real Estate 4.7 5.1 5.2 6.1
Global Corporate Banking
4.3
4.4 4.6 6.0
National Dealer Services 3.8 3.5 3.4 3.5
Specialty Businesses
1 5.3 5.0 5.0 5.5
SUBTOTAL – BUSINESS BANK $30.0 $30.0 $30.3 $35.4
Small Business Banking 3.4 3.5 3.5 3.9
Personal Banking 1.8 1.8 1.9 2.1
SUBTOTAL – RETAIL BANK $5.2 $5.3 $5.4 $6.0
Private Banking 4.8 4.8 4.8 4.8
SUBTOTAL – WEALTH &
INSTITUTIONAL MANAGEMENT $4.8 $4.8 $4.8 $4.8
TOTAL $40.0 $40.1 $40.5 $46.2

Fourth Quarter 2010 Average Loans Detail
$ in billions; geography based on office of origination.
1
Specialty Businesses includes: Financial Services Division, Entertainment, Energy, Leasing, Mortgage Banker Finance and TLS
Midwest Western Texas Florida
Other
Markets Int’l TOTAL
Middle Market $5.3 $3.8 $1.7 $0.2 $0.9 $0.0 $11.9
Commercial Real Estate 0.9 1.4 1.2 0.4 0.8 - 4.7
Global Corporate Banking 1.3 0.8 0.2 0.1 0.4 1.5 4.3
National Dealer Services 0.7 2.4 0.2 0.3 0.2 - 3.8
Specialty Businesses
1
1.0 1.5 1.5 0.0 1.3 - 5.3
SUBTOTAL – BUSINESS BANK $9.2 $9.9 $4.8 $1.0 $3.6 $1.5 $30.0
Small Business Banking 1.7 0.8 0.9 - - - 3.4
Personal Banking 1.4 0.1 0.2 - 0.1 - 1.8
SUBTOTAL – RETAIL BANK $3.1 $0.9 $1.1 $- $0.1 $- $5.2
Private Banking 2.0 1.7 0.5 0.6 - - 4.8
SUBTOTAL – WEALTH &
INSTITUTIONAL MANAGEMENT $2.0 $1.7 $0.5 $0.6 $0.0 $- $4.8
TOTAL $14.3 $12.5 $6.4 $1.6 $3.7 $1.5 $40.0

Shared National Credit Relationships
Approx. 940 borrowers
Majority of relationships
include ancillary business
Comerica is agent for
approximately 17.5%
Adhere to same credit
underwriting standards as
rest of loan book
Credit quality mirrors total
portfolio
December 31, 2010: $7.3 billion
Shared National Credit (SNC): Facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level.
Period-end outstandings as of  December 31, 2010
Global Corp
Banking
$2.3B 32%
Nat'l Dealer
Services $0.3B
4%
Energy
$1.3B 18%
Other
$0.5B 7%
Middle Market
$1.7B 23%
Commercial
Real Estate
$1.2B 16%

5,542
8,250
6,651
7,502
7,730
6,171
3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
Total Watch List Loans
1
Watch List Improvement Continued
Watch list loans
1
decreased
$629MM, fifth consecutive quarter
of decline
Watch list loans
1
decreased $2.7B
over past five quarters
Loans past due 90 days or more
and still accruing declined
Foreclosed property decreased
and remains relatively small
$ in millions; Analysis of 4Q10 compared to 3Q10
1
Watch list: generally consistent with regulatory defined special mention, substandard and doubtful (nonaccrual) loans

By Geographic Market
Texas
$9MM 8%
Western
$42MM 37%
Midwest
$52MM 46%
Florida
$8MM 7%
Other Markets
$2MM 2%
Specialty
Businesses
$4MM 4%
Middle Market
$23MM 20%
Private Banking
$18MM 16%
Small Business
Banking $17MM
14%
Personal
Banking $5MM
5%
Global
Corporate
Banking $6MM
5%
Commercial
Real Estate
$40MM 36%
4Q10: $113 Million
Net Loan Charge-offs
By Line of Business
$ in millions;  Geography based on office of origination; Midwest: MI, OH, IL;  Western: CA, AZ, NV, CO, WA
Other Markets include markets not separately identified above in addition to businesses with a national perspective
Specialty Businesses includes: Financial Services Division, Entertainment, Energy, Leasing, Mortgage Banker Finance, TLS and
National Dealer Services

Net Loan Charge-offs by Line of Business
$ in millions;
1
Includes $26MM related to a Middle Market/National group that focused on higher levered relationships
2
Specialty Businesses includes: Financial Services Division, Entertainment, Energy, Leasing, Mortgage Banker Finance, TLS and
National Dealer Services
4Q10 3Q10 2Q10 1Q10 4Q09
Commercial Real Estate $40 $60 $36 $86 $62
Middle Market 23 32 71
1
39 76
Small Business Banking 17 14 16 20 22
Wealth & Institutional
Management 18 14 11 10 12
Specialty  Businesses 4 8 4 10 18
Personal Banking 5 4 6 6 8
Global Corporate Banking 6 0 2 2 26
TOTAL $113 $132 $146 $173 $224
Provision for loan losses $57 $122 $126 $175 $256
2

Net Loan Charge-offs by Market
$ in millions
Geography based on office of origination; Midwest: MI, OH, IL;  Western: CA, AZ, NV, CO, WA;
1
Other Markets include markets not separately identified above in addition to businesses with a national perspective
2
Includes $26MM related to a Middle Market/National group that focused on higher levered relationships
4Q10 3Q10 2Q10 1Q10 4Q09
Midwest $52 $61 $44 $55 $97
Western 42 58 47 65 85
Texas 9 5 8 25 13
Florida 8 6 7 10 4
Other Markets /
International 2 2 40
2
18 25
TOTAL $113 $132 $146 $173 $224
Provision for loan losses $57 $122 $126 $175 $256
1

Nonaccrual Loans
36 248  $5–$10
3 84  Over $25
1,066 $1,080 Total
23 342  $10–$25
58 179  $2–$5
946 $227 Under $2
# of Relationships Outstanding
Period-end balances in $ millions (MM) as of December 31, 2010
Sold $41MM in nonperforming loans
at prices approximating carrying
value plus reserves in 4Q10
Proactively review nonaccrual loans
every quarter
Charge-offs and reserves taken to
reflect current market conditions
Granularity of nonaccrual loans:
72%
68%
66%
64%
61%
59%
56% 56%
55% 55%
54%
25%
40%
55%
70%
2Q08 4Q08 2Q09 4Q09 2Q10 4Q10
Carrying Value of Nonaccrual Loans
as % of Contractual Value

Commercial Real Estate Loan Portfolio
4Q10: $12.3 billion
4Q10 averages in $billions
1
Included in Commercial Real Estate line of business
Commercial Real Estate
Line of Business:
Nonaccrual loans of $449MM, down
$80MM from 3Q10
Loans over $2MM transferred to
nonaccrual totaled $71MM
($132MM in 3Q10 and $32MM in
2Q10)
Net loan charge-offs of $40MM
($60MM in 3Q10 and $36MM in
2Q10)
Primarily
Owner-
Occupied
Commercial
Mortgages
$8.4B 68%
Real Estate
Construction
$1.9B 16%
Commercial
Mortgages
$2.0B 16%
1
1

Commercial Real Estate Line of Business
December 31, 2010 Loan Outstandings: $3.8 billion
1
By Project Type
By Location of Property
Period-end balances in $billions;
1
Excludes Commercial Real Estate line of business loans not secured by real estate
Land Carry
$0.4B 10%
Land
Development
$0.2B 5%
Single Family
$0.3B 7%
Retail
$0.9B 23%
Multi-family
$0.9B 26%
Comml/Other
$0.3B 8%
Multi-use
$0.5B 12%
Other
Markets
$0.6B 15%
Florida
$0.5B 12%
Western
$1.2B 35%
Michigan
$0.5B 12%
Texas
$1.0B 26%
Office
$0.3B 9%

Real Estate Construction Loans
December 31, 2010 period-end $ in millions; Western: CA, AZ, NV
Commercial Real Estate Line of Business by Location of Property
47 - - 33 14 - Commercial
119 - 14 42 6 57 Office
201 27 - 52 5 117 Multi-use
579 92 131 227 - 129 Multi-family
Other CRE:
157 27 9 52 9 60 Land Development
353 45 48 74 27 159 Total Residential
485 29 27 262 48 119 Retail
18 - 2 6 - 10 Other
$1,826 $193 $222 $707 $109 $595 TOTAL
Residential:
-
$18
Other
Markets
24 - 11 9 4 Land Development
$196 $39 $22 $18 $99 Single Family
TOTAL Florida Texas Michigan Western

Commercial Mortgage Loans
Commercial Real Estate Line of Business by Location of Property
December 31, 2010 period-end $ in millions; Western: CA, AZ, NV
239 16 18 20 45 140 Land Carry
386 80 64 16 98 128 Retail
249 87 - 31 16 115 Multi-use
Other CRE:
202 41 37 35 31 58 Total
Residential
$69 $30 $6 $17 $3 $13 Single Family
Residential:
121 22 - 17 33 49 Commercial
221 17 11 12 34 147 Office
404 45 115 138 55 51 Multi-family
115 61 - - 47 7 Other
$369
11
Other
Markets
$1,937 $245 $269 $359 $695 TOTAL
133 31 18 28 45 Land Carry
TOTAL Florida Texas Michigan Western

Residential Real Estate Development
$0
$500
$1,000
$1,500
$2,000
$2,500
2Q09 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
Single Family
Residential - Land Carry/Development
Period-end balances in $millions
Western: CA, AZ, NV
Reduced Residential Real
Estate Development
exposure by $1.7B since
6/30/08 to $555MM at
12/31/10
Geographic breakdown:
• Western 39%
• Texas 20%
• Florida 15%
• Michigan 11%
• Other 15%
Reduced Western Market
Local Residential Real
Estate Developer Portfolio to
$105MM at 12/31/10 from
$932MM at 12/31/07

Consumer Loan Portfolio
9.9% of total outstandings
No sub-prime mortgage programs
Self-originated & relationship
oriented
Net loan charge-offs of $17MM
4Q10: $4.0 billion
4Q10 averages in $billions; Geography based on office of origination
1
Residential mortgages on the balance sheet are primarily associated with Private Banking customers.  Residential mortgages originated through the banking centers are typically sold to a third party.
2
The “other” category includes automobile, personal watercraft, student and recreational vehicle loans.
3
Data on loans booked through the Consumer Loan Center which encompasses about 86% of the Home Equity Lines and Loans
Consumer Loan Portfolio
Midwest
62%
Florida
3%
Texas
9%
Western
26%
About 85% home equity lines and 15%
home equity loans
Avg. FICO score of 753 at origination
86% have CLTV 80% at origination
Average loan vintage is 5.3 years
4Q10: $1.7 billion
Home Equity Portfolio
3
Consumer loans-
Other
2
$0.7B
17%
Consumer
Loans-Home
Equity $1.7B
43%
Residential
Mortgages
1
$1.6B
40%

Core Deposits By Geographic Market
Average deposits in $ billions; Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA;
Other Markets include markets not separately identified above in addition to businesses with a national perspective
Excludes Foreign Office Time Deposits (4Q10 $0.5B, 3Q10 $0.4B, FY10 $0.5B, FY09 $0.7B) and Inst. & Retail Brokered CDs of $0.1B in 3Q10;
$0.3B in FY10; and $4.1B in FY09
4Q10 3Q10 FY10 FY09
Midwest $17.9 $17.8 $17.7 $17.0
Western 12.5 11.8 12.0 11.1
Texas 5.6 5.4 5.3 4.5
Florida 0.4 0.4 0.4 0.3
Other Markets 2.2 2.2 2.2 1.6
International 1.1 1.1 1.0 0.8
Finance/Other 0.2 0.1 0.1 0.0
TOTAL $39.9 $38.8 $38.7 $35.3

Line of Business Deposits
4Q10 3Q10 FY10 FY09
Middle Market $5.3 $4.8 $4.9 $4.3
Commercial Real Estate 0.9 0.9 1.0 0.7
Global Corporate Banking 6.6 6.6 6.6 5.1
National Dealer Services 0.2 0.2 0.2 0.1
Specialty Businesses
1
7.0 6.7 6.4 5.1
SUBTOTAL – BUSINESS BANK $20.0 $19.2 $19.1 $15.3
Small Business Banking 4.5 4.2 4.1 3.9
Personal Banking 12.7 12.8 12.8 13.5
SUBTOTAL – RETAIL BANK $17.2 $17.0 $16.9 $17.4
Private Banking 2.7 2.6 2.8 2.7
SUBTOTAL – WEALTH &
INSTITUTIONAL MANAGEMENT
$2.7 $2.6 $2.8 $2.7
Finance/Other
2
0.5 0.5 0.7 4.6
TOTAL $40.4 $39.3 $39.5 $40.0
Average deposits in $billions
1
Specialty Businesses includes: Entertainment, Energy, Financial Services Division, Leasing, Mortgage Banker Finance and TLS
2
Finance/Other includes Inst. and Retail Brokered CD’s: 4Q10 - none; 3Q10 - $0.1B; FY10 - $0.3B; FY09 - $4.1B

Fourth Quarter 2010 Average Deposits Detail
$ in billions
1
Specialty Businesses includes: Entertainment, Energy, Financial Services Division, Leasing, Mortgage Banker Finance and TLS
2
Finance/Other includes $0.1B in Inst. and Retail Brokered CD’s; included in Finance Division segment
Midwest Western Texas Florida
Other
Markets Int’l TOTAL
Middle Market $1.2 $3.4 $0.6 $0.0 $0.1 - $5.3
Commercial Real Estate 0.2 0.5 0.1 0.0 0.1 - 0.9
Global Corporate Banking 3.0 0.5 0.9 0.1 0.8 1.3 6.6
National Dealer Services 0.1 0.1 0.0 0.0 0.0 - 0.2
Specialty Businesses
0.7 4.3 0.9 0.1 1.0 - 7.0
SUBTOTAL – BUSINESS BANK $5.2 $8.8 $2.5 $0.2 $2.0 $1.3 $20.0
Small Business Banking 2.2 1.1 1.2 - - - 4.5
Personal Banking 9.8 1.1 1.7 - 0.1 - 12.7
SUBTOTAL – RETAIL BANK $12.0 $2.2 $2.9 $-- $0.1 $-- $17.2
Private Banking 0.8 1.4 0.2 0.2 0.1 - 2.7
SUBTOTAL – WEALTH &
INSTITUTIONAL MANAGEMENT
$0.8 $1.4 $0.2 $0.2 $0.1 $-- $2.7
Finance/Other
0.5 - - - - - 0.5
TOTAL $18.5 $12.4 $5.6 $0.4 $2.2 $1.3 $40.4
1
2

A A A- A2 Comerica
BBB-
BBB-
BBB+
A-
BBB+
A-
BBB+
A-
A+
A+
AA-
Fitch
BBB BB+ Ba3 Regions Financial
BBB BBB Baa2 Huntington
BBB (low) BBB- B2 Zions Bancorporation
BBB (high) BB+ Baa1 Marshall & Ilsley
Baa1
Baa1
Baa1
A3
A3
A2
Aa3
Moody’s
A (high) A PNC
A (low) A- M&T Bank
A (high) A BB&T
A (low) BBB Fifth Third
A (low) BBB SunTrust
BBB (high) BBB+ KeyCorp
AA
DBRS S&P Senior Unsecured/Long-Term Issuer Rating
A+ US Bancorp
Holding Company Debt Ratings
As of 01/11/2011
Source: SNL Financial
Debt Ratings are not a recommendation to buy, sell, or hold securities.

Supplemental Financial Data
The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets.
The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.
1
Regulatory Capital, Tier 1 Capital and risk-weighted assets as defined and calculated in accordance with regulation.
2
December 31, 2010 Regulatory Capital, Tier 1 Capital, and Risk-Weighted assets are estimated.
10.39%
$54,848
$55,004
150
6
$5,701
$5,857
--
150
6
5,940
59,608
9.96%
$5,940
--
--
$8,566
9/30/10
10.54%
$53,511
$53,667
150
6
$5,637
$5,793
--
150
6
6,027
59,806
10.08%
$6,027
--
--
$8,654
12/31/10
10.11%
$55,729
$55,885
150
6
$5,636
$5,792
--
150
6
5,876
59,877
9.81%
$6,371
--
495
$9,001
6/30/10
9.68%
$56,949
$57,106
150
7
$5,511
$5,668
--
150
7
5,816
60,792
9.57%
$6,311
--
495
$9,062
3/31/10
$10,468 Total Regulatory Capital
2
7.99%
$59,091
$59,249
150
8
$4,720
$7,029
2,151
150
8
5,058
61,815
8.18%
$7,704
2,151
495
12/31/09
Total shareholders’ equity
Less:
Less: Goodwill
Less: Other intangible assets
Tangible common equity ratio
Total assets
Less: Goodwill
Less: Other intangible assets
Tangible common equity
Tier 1 capital
1,2
Less:
Less: Trust preferred securities
Tangible assets
Tier 1 common capital
2
Risk-weighted assets
1,2
Tier 1 common capital ratio
2
Fixed rate cumulative perpetual preferred stock
Fixed rate cumulative perpetual preferred stock
Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

The Corporation believes this measurement provides meaningful information to investors, regulators, management and others of the impact on net interest income and net interest margin resulting from the Corporation’s short-term investment in low yielding instruments.
1
Excess liquidity represented by interest earned on and average balances deposited with the Federal Reserve Bank.
(0.19)%
3.23%
3.42%
$47,026
$50,009
2,983
$50,189
180
$403
$405
2
3Q10
$53,953
107
$52,941
62
$51,835
80
$49,102
139
Average earnings assets
Less: Average net unrealized gains on
investment securities available-for-sale
(0.12)%
3.29%
3.41%
$47,170
$48,963
1,793
$405
$406
1
4Q10
(0.23)%
3.28%
3.51%
$48,036
$51,755
3,719
$422
$424
2
2Q10
(0.24)%
3.18%
3.42%
$48,787
$52,879
4,092
$  413
$  416
3
1Q10
(0.13)%
2.94%
3.07%
$51,393
$53,846
2,453
$  397
$  398
1
4Q09
Average earnings assets for net interest
margin (FTE)
Less: Excess liquidity
1
Net interest margin (FTE)
Net interest margin (FTE), excluding
excess liquidity
Average earnings assets for net interest
margin (FTE), excluding excess liquidity
Net interest income (FTE)
Less: Interest earned on excess liquidity
Impact of excess liquidity on net interest
margin (FTE)
Net interest income (FTE), excluding
excess liquidity
Supplemental Financial Data
Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)
1